UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021 (March 30, 2021)

VINCO VENTURES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania

(Address of principal executive offices, including zip code)

(866) 900-0992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry Into A Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2021, Vinco Ventures, Inc. (the “Company”), entered into an Agreement to Complete a Plan of Merger (the “Merger Agreement”), by and among the Company, Vinco Acquisition Corporation (“Merger Sub”) and wholly owned subsidiary of the Company, and ZASH Global Media and Entertainment Corporation, a Delaware corporation (“ZASH”).

On March 30, 2021, the Company, Merger Sub and ZASH entered into that certain First Amendment to Agreement to Complete a Plan of Merger (the “Amendment”), which amends the Merger Agreement to extend the closing date of the merger to on or about May 28, 2021.

Other than as expressly modified by the Amendment, the Merger Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 21, 2021, remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On April 9, 2021, the Company issued a press release announcing the financial and operating results of the Company for the year ended December 31, 2020. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Forward looking statements include, without limitation, statements relating to projected industry growth rates, the Company’s current growth rates and the Company’s present and future cash flow position. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

The information in Item 2.02 and Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The Press Release can also be found on our website at https://investors.vincoventures.com/press-releases.

Item 8.01 Other Events.

On March 30, 2021, the Company issued a press release announcing that on April 12, 2021, at 4:30 pm (Eastern Time), it will be holding an earnings phone call open to the public at which Mr. Christopher B. Ferguson, the Company’s Chief Executive Officer, along with Mr. Brett Vroman, the Company’s Chief Financial Officer, will be discussing the financial and operating results of the Company for the year ended December 31, 2020.

A copy of the press release is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	First Amendment to Agreement to Complete a Plan of Merger, dated March 30, 2021, by and among Vinco Ventures, Inc., Vinco Acquisition Corporation and ZASH Global Media and Entertainment Corporation
99.1	Press Release dated April 9, 2021
99.2	Press Release dated March 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VINCO VENTURES, INC.

Date: April 9, 2021	By:	/s/ Christopher B. Ferguson
	Name:	Christopher B. Ferguson
	Title:	Chief Executive Officer